MERCURY SHORT-TERM INVESTMENT FUND of Mercury HW Funds Supplement to the prospectus dated October 26, 2001

Termination of Fund. On October 30, 2001, the Board of Trustees decided it was in the best interest of the Fund and its shareholders to close the Fund to purchases after the close of business on November 1, 2001 — except for automatic dividend reinvestment purchases — and to terminate the Fund in January 2002 or as soon as reasonably practicable thereafter (the “Closing Date”). Shareholders will receive the net asset value per share for all shares they own on the Closing Date. This may be a taxable event for shareholders except for those participating in qualified and tax-deferred retirement vehicles (like 401(k) plans, profit sharing plans, pension plans and IRAs). Current exchange privileges and redemption rights remain in effect.

November 1, 2001

M-HW-P-1080-1001ALL